MFS(R) CASH RESERVE FUND

                      Supplement to the Current Prospectus

Effective immediately, the Expense Table is hereby restated as follows:


II   EXPENSE SUMMARY

     Expense Table

     This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

                                                                           Class A      Class B      Class C
  Maximum Sales Charge (Load)  Imposed on Purchases (as a percentage of
  offering price)......................................................     None         None         None

  Maximum  Deferred  Sales Charge  (Load) (as a percentage  of original purchase price or redemption proceeds, whichever is less)............
                                                                            None         4.00%        1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets): *

Management Fees.........................................           0.55%              0.55%               0.55%
Distribution and Service (12b-1) Fees (1)...............           0.00%              1.00%               1.00%
Other Expenses..........................................           0.35%              0.35%               0.35%
                                                                   -----              -----               -----
Total Annual Fund Operating Expenses....................           0.90%              1.90%               1.90%
    Fee Waiver (2)......................................          (0.10)%            (0.10)%             (0.10)%
                                                                  -------            -------             -------
    Net Expenses (3)....................................           0.80%              1.80%               1.80%

* MFS or its affiliates may voluntarily waive the receipt of distribution or other fees, or may voluntarily agree to bear fund expenses, to assist the fund's efforts to maintain a $1.00 net asset value per share. Voluntary fee waivers or expense reimbursements may be imposed to enhance the fund's yield during periods when fund operating expenses have a significant impact on the fund's yield due to low interest rates. Any such fee waiver is voluntary and temporary, and may be revised or terminated at any time by MFS or its affiliates without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or a positive yield.
----------------------

(1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

(2) MFS has contractually agreed to reduce its management fee to 0.45% annually of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least January 1, 2003, absent an earlier modification approved by the board of trustees, which oversees the fund.

(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 0.77% for class A shares, 1.77% for class B shares and 1.77% for class C shares.



                The date of this Supplement is January 23, 2002.